Third Quarter 2022 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” ”the Company,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward- looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward- looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses on loans or unfunded commitments as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re- emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

3 Business model prioritizing core funding, asset quality and capital strength Operate in attractive, high growth markets throughout the Southeast History of organic growth and opportunistic acquisitions Focused on improving operating leverage Who We Are

Overview Note: Financial data as of September 30, 2022 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.5 billion Loans: 11.1 Deposits: 13.4 Equity: 2.1 4 MS 20% AL 27% FL 7% GA 30% TN 16% Loans MS 38% AL 15% FL 3% GA 32% TN 12% Deposits 90% 5% 3% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (157) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 5 Renasant Footprint

Third Quarter Highlights 6 • Net income of $46.6 million with diluted EPS of $0.83 • Net interest margin increased 43 basis points to 3.54% • Loans increased $501.3 million, which represents 18.8% annualized net loan growth • Cost of deposits increased 6 basis points on a linked quarter basis to 0.21%, and average noninterest-bearing deposits now represent 35.51% of average total deposits • The ratio of allowance for credit losses on loans to total loans was unchanged at 1.57% • Credit metrics remained stable with the ratio of nonperforming loans to total loans at 0.50%

Financial Condition

$2,044 $2,126 $2,133 $2,210 $2,092 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2018 2019 2020 2021 Q3 2022 $10,129 $10,213 $12,060 $13,906 $13,432 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 2018 2019 2020 2021 Q3 2022 $9,083 $9,690 $10,933 $9,804 $10,021 $11,105 $1,129 0 200 0 400 0 600 0 800 0 100 00 120 00 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 2018 2019 2020 2021 Q3 2022 $12,935 $13,401 $14,930 $16,810 $16,471 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 $18 ,000 2018 2019 2020 2021 Q3 2022 Balance Sheet Growth 8 Total Assets Total Loans excluding Loans Held for Sale Total Deposits Total Equity (1) Green bar represents Paycheck Protection Program (“PPP”) loans outstanding as of December 31, 2020. Note: Dollars in millions PPP (1)

Tangible Book Value Per Share* 9 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 42 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.35 $20.12 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 2022

Loans and Yields 10Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 39 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $10,017 $10,021 $10,313 $10,604 $11,105 4.11% 3.98% 3.88% 4.12% 4.57% 3.89% 3.87% 3.82% 3.96% 4.52% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I (Including PPP) Loan Yield Core Loan Yield**

Loan Portfolio Composition 1-4 Family 22% HELOC 4% Consumer 1% Construction & Land Dev. 14% NOO CRE 30% OO CRE 14% C&I 13% Other 2% *Chart excludes PPP loans of $5.5 million At September 30, 2022, loans held for investment totaled $11.1 billion 11 • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Avg Loan Size = $212 thousand o Diversified commercial portfolio o Active Concentration Management Framework • Approximately 93% of loans are in footprint • Rate sensitivity: o 41% variable rate o 10% adjustable rate o 49% fixed rate Loan Portfolio Highlights as of September 30, 2022

Diversified Loan Portfolio 12 2No industry included in the 46% of C&I above exceeds 3% of the total loan portfolio Note: Chart excludes PPP loans of $5.5 million 1NOO CRE Construction loans have been restated to their respective permanent collateral type

ADC and CRE Loan Concentration Levels 13 ADC Loans as a Percentage of Bank Risk Based Capital CRE Loans (Const. & Perm) as a Percentage of Bank Risk Based Capital 73% 76% 79% 83% 87% 82% 88% 81% 85% 0% 20% 40% 60% 80% 100% 261% 259% 258% 259% 264% 251% 259% 258% 272% 0% 50% 100% 150% 200% 250% 300%

Deposit Mix and Pricing 14 Note: Dollars in millions $13,255 $13,906 $13,991 $13,764 $13,432 0.21% 0.18% 0.17% 0.15% 0.21% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 36% 47% 8% 7% 2% Noninterest-bearing Interest-bearing** Savings Time < $250,000 Time > $250,000 • 98% of total deposits are considered core deposits* • Commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $95 thousand and $15 thousand, respectively • Commercial and consumer deposit accounts represent 41% and 46%, respectively, of total deposits 15 Deposits as of September 30, 2022 ($13.4 Billion) Mix of Average Deposits Noninterest-bearing demand 21.36% 25.52% 35.51 % Interest-bearing demand** 46.16 46.42 47.16 Savings 8.03 6.46 8.28 Time deposits 24.45 21.60 9.05 Total 100.00% 100.00% 100.00% 4Q19 3Q224Q15 *Core deposits include all deposits other than time deposits > $250,000. **Includes money market 1.06% 0.68% 0.33% 0.37% 0.81% 0.47% 0.22% 0.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2019 2020 2021 Q3 2022 Cost of Interest-bearing Deposits Cost of Total Deposits

Liquidity 16 Note: Dollars in millions 76% 73% 74% 76% 79% 91% $1 $1 $1 $1 $1 $1 $1 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 2018 -2019 Average Loans to Average Deposits Average Loans to Average Deposits 24.89% 27.84% 26.68% 24.24% 20.66% $0 $0 $0 $0 $0 $0 $0 $0 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Cash and Securities to Total Assets 84% 3% 11% 2% 2019 73% 1% 22% 4% Q3 2022 Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks Shift in Earning Asset Mix

Subordinated Notes $335,657 ACL $143,562 Trust Preferred $108,216 Common Equity Tier 1 $1,385,770 1 Capital Position 17 Tier 1 $1,494 Tier 2 $479 Regulatory Capital as of September 30, 2022 • $100 million stock repurchase program is in effect through October 2023; there was no buyback activity in the third quarter of 2022 • Consistent dividend payment history, including through the 2008 financial crisis Capital Highlights Note: Dollars in millions * Tangible Common Equity is a non-GAAP financial measure. See slide 41 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. Ratio Tangible Common Equity* 7.34% 7.26 % Leverage 9.16 9.39 Tier 1 Risk Based 11.60 11.47 Total Risk Based 15.34 15.15 Tier 1 Common Equity 10.74 10.64 2Q 2022 3Q 2022

Dividend History 18 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00

Asset Quality

2.38% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Criticized Loans/Total Loans* Criticized Loans % of Total Loans, excl. PPP ($ in thousands) 0.24% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Loans 30-89 Days Past Due/ Total Loans 30-89 DPD % of Total Loans ($ in thousands) Asset Quality 20* Both classified and special mention loans are included in criticized loans. The ratio of criticized loans to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 43 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

0.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 NPAs/Total Assets* Nonperforming loans OREO % of Assets, excl. PPP ($ in thousands) 0.06% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans, excl. PPP ($ in thousands) Asset Quality 21* The ratios of nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. See slide 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

1.57% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 312% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 22* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 43 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 30,192$ 2.02 30,594$ 2.02 Lease Financing Receivables 1,802 1.78 2,314 2.24 Real Estate - 1-4 Family Mortgage 41,910 1.38 43,414 1.39 Real Estate - Commercial Mortgage 64,373 1.36 69,400 1.38 Real Estate - Construction 17,290 1.54 18,745 1.54 Installment loans to individuals 10,564 8.05 9,889 7.67 Allowance for Credit Losses on Loans 166,131 1.57 174,356 1.57 Allowance for Credit Losses on Deferred Interest 1,263 1,260 Reserve for Unfunded Commitments 19,935 19,935 Total Reserves 187,329$ 195,551$ 9/30/20226/30/2022 23

Loss Absorption Capacity 24 ($ in thousands) 9/30/2022 Allowance for Credit Losses on Loans 174,356$ Reserve for Unfunded Commitments 19,935 Purchase Accounting Discounts 10,735 Total Loss Absorption Capacity 205,026$

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 26 $40.1 $37.1 $33.5 $39.7 $46.6 $50.2 $49.2 $42.7 $54.2 $67.0 1.23% 1.19% 1.04% 1.31% 1.60% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 34 and 35 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share Reported and Adjusted* 27 $.71 $.66 $.60 $.71 $.83 $.71 $.68 $.60 $.72 $.79 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Diluted EPS (GAAP) Diluted EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 36 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Profitability Ratios 28 7.16% 6.59% 6.05% 7.31% 8.50% 13.13% 12.31% 10.99% 13.81% 14.87% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 35 and 37 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 0.99% 0.89% 0.81% 0.96% 1.11% 0.99% 0.92% 0.82% 0.98% 1.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Net Interest Income (FTE) & Net Interest Margin 29 $105.0 $103.3 $101.4 $115.3 $132.4 2.93% 2.81% 2.76% 3.11% 3.54% 2.76% 2.73% 2.71% 3.00% 3.50% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 38 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Note: Dollars in thousands $50,755 $47,582 $37,458 $37,214 $41,186 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 30 Service Charges 25% Fees and Commissions 10% Insurance 8%Wealth Management 13% Mortgage Banking 31% Other 13% Q3 2022 - Noninterest Income Contribution • The increase in noninterest income on a linked quarter basis was primarily due to the sale of a portion of the MSR portfolio which produced a gain of $3.0 million

Mortgage Banking 31 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above. ($ in thousands) 3Q21 2Q22 3Q22 Gain on sales of loans, net 20,116$ 3,490$ 5,263$ Fees, net 3,420 3,064 2,405 Mortgage servicing (loss) income, net (244) 1,762 2,047 Gain on sale of MSR - - 2,960 Mortgage banking income, net 23,292$ 8,316$ 12,675$ 2.23% 2.01% 1.81% 1.27% 1.03% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 $1.4 $1.2 $1.2 $0.9 $0.6 $- $0 $0 $1 $1 $1 $1 $1 $2 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Locked Volume (in billions) (in %) 3Q21 2Q22 3Q22 Wholesale 42 39 34 Retail 58 61 66 Purchase 59 80 81 Refinance 41 20 19

Noninterest Expense and Efficiency Ratio 32 Salaries and employee benefits 65% Data processing 4% Net occupancy and equipment 11% Intangible amortization 1% Other 19% Q3 2022 – Noninterest Expense Mix ($ in thousands) 2Q22 3Q22 Change Salaries and employee benefits 65,580$ 66,463$ 883$ Data processing 3,590 3,526 (64) Net occupancy and equipment 11,155 11,266 111 Intangible amortization 1,310 1,251 (59) Restructuring (benefit) charges 1,187 - (1,187) Other 15,372 19,068 3,696 Total 98,194$ 101,574$ 3,380$ 67% 67% 68% 64% 59% 66% 64% 67% 62% 59% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 40 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP.

Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 34(1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning. $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net income (GAAP) 40,063$ 37,054$ 33,547$ 39,678$ 46,567$ Income taxes 11,185 11,363 7,935 10,857 13,563 Provision for credit losses (including unfunded commitments) (1,400) (768) 950 2,450 9,800 Pre-provision net revenue (non-GAAP) 49,848$ 47,649$ 42,432$ 52,985$ 69,930$ Merger and conversion expense - - 687 - - Debt prepayment penalties - 6,123 - - - Swap termination gains - (4,676) - - - Gain on sale of MSR - - - - (2,960) Restructuring charges - 61 (455) 1,187 - COVID-19 related expenses(1) 323 33 - - - Adjusted pre-provision net revenue (non-GAAP) 50,171$ 49,190$ 42,664$ 54,172$ 66,970$

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue/Average Assets 35 (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. (3) See slide 34 for a reconciliation of Adjusted pre-provision net revenue. $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net income (GAAP) 40,063$ 37,054$ 33,547$ 39,678$ 46,567$ Merger and conversion expense - - 687 - - Debt prepayment penalties - 6,123 - - - Swap termination gains - (4,676) - - - Gain on sale of MSR - - - - (2,960) Restructuring charges - 61 (455) 1,187 - COVID-19 related expenses(1) 323 33 - - - Tax effect of adjustments noted above(2) (71) (363) (51) (264) 626 Adjusted net income (non-GAAP) 40,315$ 38,232$ 33,728$ 40,601$ 44,233$ Adjusted pre-provision net revenue (non-GAAP)(3) 50,171$ 49,190$ 42,664$ 54,172$ 66,970$ Total average assets 16,130,149$ 16,450,640$ 16,697,264$ 16,631,290$ 16,645,481$ Return on Average Assets (GAAP) 0.99% 0.89% 0.81% 0.96% 1.11% Return on Average Assets (Adjusted) (non-GAAP) 0.99% 0.92% 0.82% 0.98% 1.05% Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.23% 1.19% 1.04% 1.31% 1.60%

Reconciliation of Non-GAAP Disclosures 36 Adjusted Diluted Earnings Per Share (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net income (GAAP) 40,063$ 37,054$ 33,547$ 39,678$ 46,567$ Merger and conversion expense - - 687 - - Debt prepayment penalties - 6,123 - - - Swap termination gain - (4,676) - - - Gain on sale of MSR - - - - (2,960) Restructuring charges - 61 (455) 1,187 - COVID-19 related expenses(1) 323 33 - - - Tax effect of adjustments noted above(2) (71) (363) (51) (264) 626 Adjusted net income (non-GAAP) 40,315$ 38,232$ 33,728$ 40,601$ 44,233$ Diluted shares outstanding (average) 56,447,184 56,105,050 56,081,863 56,182,845 56,248,720 Diluted EPS (GAAP) 0.71$ 0.66$ 0.60$ 0.71$ 0.83$ Adjusted Diluted EPS (non-GAAP) 0.71$ 0.68$ 0.60$ 0.72$ 0.79$

Reconciliation of Non-GAAP Disclosures 37 Return on Average Tangible Common Equity (Adjusted) (1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net income (GAAP) 40,063$ 37,054$ 33,547$ 39,678$ 46,567$ Merger and conversion expense - - 687 - - Debt prepayment penalties - 6,123 - - - Swap termination gain - (4,676) - - - Gain on sale of MSR - - - - (2,960) Restructuring charges - 61 (455) 1,187 - COVID-19 related expenses(1) 323 33 - - - Tax effect of adjustments noted above(2) (71) (363) (51) (264) 626 Net income with exclusions (non-GAAP) 40,315$ 38,232$ 33,728$ 40,601$ 44,233$ Amortization of intangibles 1,481 1,424 1,366 1,310 1,251 Tax effect of adjustment noted above(2) (323) (335) (303) (291) (265) Tangible net income with exclusion (non-GAAP) 41,473$ 39,321$ 34,791$ 41,620$ 45,219$ Average shareholders' equity (GAAP) 2,219,431$ 2,231,681$ 2,249,667$ 2,177,537$ 2,173,408$ Intangibles 965,960 964,575 965,430 968,441 967,154 Average tangible shareholders' equity (non-GAAP) 1,253,471$ 1,267,106$ 1,284,237$ 1,209,096$ 1,206,254$ Return on Average Equity (GAAP) 7.16% 6.59% 6.05% 7.31% 8.50% Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 13.13% 12.31% 10.99% 13.81% 14.87%

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 38 $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net interest income (FTE) (GAAP) 105,002$ 103,249$ 101,383$ 115,321$ 132,435$ Less: Net interest income collected on problem loans 316 578 434 2,276 78 Accretable yield recognized on purchased loans 2,871 2,187 1,235 2,021 1,317 Interest income on PPP loans 3,503 485 619 74 5 Non-core net interest income 6,690$ 3,250$ 2,288$ 4,371$ 1,400$ Core net interest income (FTE) (non-GAAP) 98,312$ 99,999$ 99,095$ 110,950$ 131,035$ Total average earning assets 14,256,421$ 14,607,716$ 14,841,146$ 14,845,199$ 14,860,043$ Less: Average PPP loans 126,870 62,726 39,506 7,863 6,647 Adjusted total average earning assets (non-GAAP) 14,129,551$ 14,544,990$ 14,801,640$ 14,837,336$ 14,853,396$ Net interest margin (GAAP) 2.93% 2.81% 2.76% 3.11% 3.54% Core net interest margin (non-GAAP) 2.76% 2.73% 2.71% 3.00% 3.50%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 39 $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Loan interest income (FTE) (GAAP) 103,769$ 99,670$ 97,001$ 107,612$ 124,614$ Less: Net interest income collected on problem loans 316 578 434 2,276 78 Accretable yield recognized on purchased loans 2,871 2,187 1,235 2,021 1,317 Interest income on PPP loans 3,503 485 619 74 5 Adjusted loan interest income (FTE) (non-GAAP) 97,079$ 96,420$ 94,713$ 103,241$ 123,214$ Total average loans 10,017,742$ 9,948,610$ 10,108,511$ 10,477,036$ 10,829,137$ Less: Average PPP loans 126,870 62,726 39,506 7,863 6,647 Adjusted total average loans (non-GAAP) 9,890,872$ 9,885,884$ 10,069,005$ 10,469,173$ 10,822,490$ Loan yield (GAAP) 4.11% 3.98% 3.88% 4.12% 4.57% Core loan yield (non-GAAP) 3.89% 3.87% 3.82% 3.96% 4.52%

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio 40(1) See footnote 1 on slide 34 for an explanation of the types of expenses included in the COVID-19 related expenses line item. $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net interest income (FTE) (GAAP) 105,002$ 103,249$ 101,383$ 115,321$ 132,435$ Total noninterest income (GAAP) 50,755 47,582 37,458 37,214 41,186 Securities gains 764 49 - - - Swap termination gain - 4,676 - - - Gain on sale of MSR - - - - 2,960 Adjusted total noninterest income (non-GAAP) 49,991$ 42,857$ 37,458$ 37,214$ 38,226$ Total income (FTE) (non-GAAP) 154,993$ 146,106$ 138,841$ 152,535$ 170,661$ Total noninterest expense (GAAP) 103,999$ 101,115$ 94,105$ 98,194$ 101,574$ Amortization of intangibles 1,481 1,424 1,366 1,310 1,251 Merger-related expenses - - 687 - - Debt prepayment penalty - 6,123 - - - Restructuring charges - 61 (455) 1,187 - Provision for unfunded commitments (200) (300) (550) 450 - COVID-19 related expenses (1) 323 33 - - - Adjusted total noninterest expense (non-GAAP) 102,395$ 93,774$ 93,057$ 95,247$ 100,323$ Efficiency Ratio (GAAP) 66.77% 67.04% 67.78% 64.37% 58.50% Adjusted Efficiency Ratio (non-GAAP) 66.06% 64.18% 67.02% 62.44% 58.78%

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 41 $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Actual shareholders' equity (GAAP) 2,203,944$ 2,209,853$ 2,137,642$ 2,116,877$ 2,092,281$ Intangibles 965,205 963,781 969,022 967,713 966,461 Actual tangible shareholders' equity (non-GAAP) 1,238,739$ 1,246,072$ 1,168,620$ 1,149,164$ 1,125,820$ Actual total assets (GAAP) 16,155,550$ 16,810,311$ 16,863,757$ 16,618,101$ 16,471,099$ Intangibles 965,205 963,781 969,022 967,713 966,461 Actual tangible assets (non-GAAP) 15,190,345$ 15,846,530$ 15,894,735$ 15,650,388$ 15,504,638$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 13.64% 13.15% 12.68% 12.74% 12.70% Effect of adjustment for intangible assets 5.49% 5.29% 5.33% 5.40% 5.44% Tangible common equity ratio (non-GAAP) 8.15% 7.86% 7.35% 7.34% 7.26%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 42 $ in thousands (except share data) 2013 2014 2015 2016 2017 Actual shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ 1,514,983$ Intangibles 304,330 297,330 474,682 494,608 635,556 Actual tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ 879,427$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 49,321,231 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ 30.72$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ 17.83$ $ in thousands (except share data) 2018 2019 2020 2021 Q3 2022 Actual shareholders' equity (GAAP) 2,043,913$ 2,125,689$ 2,132,733$ 2,209,853$ 2,092,281$ Intangibles 977,793 976,943 969,823 963,781 966,461 Actual tangible shareholders' equity (non-GAAP) 1,066,120$ 1,148,746$ 1,162,910$ 1,246,072$ 1,125,820$ Tangible Book Value Shares Outstanding 58,546,480 56,855,002 56,200,487 55,756,233 55,953,104 Book Value (GAAP) 34.91$ 37.39$ 37.95$ 39.63$ 37.39$ Tangible Book Value (non-GAAP) 18.21$ 20.20$ 20.69$ 22.35$ 20.12$

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans 43 $ in thousands 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total loans (GAAP) 10,016,824$ 10,020,914$ 10,313,459$ 10,603,744$ 11,105,004$ Less: PPP loans 67,462 58,391 8,382 7,383 5,476 Adjusted total loans (non-GAAP) 9,949,362$ 9,962,523$ 10,305,077$ 10,596,361$ 11,099,528$ Loans 30-89 Days Past Due 14,806 27,604 30,617 16,910 26,103 Loans 30-89 Days Past Due / Total Loans (GAAP) 0.15% 0.28% 0.30% 0.16% 0.24% Loans 30-89 Days Past Due / Total Loans excluding PPP loans (non-GAAP) 0.15% 0.28% 0.30% 0.16% 0.24% Classified Loans 187,223 160,790 178,015 185,267 193,844 Special Mention Loans 138,497 115,496 76,949 87,476 69,883 Criticized Loans 325,720 276,286 254,964 272,743 263,727 Criticized Loans / Total Loans (GAAP) 3.25% 2.76% 2.47% 2.57% 2.37% Criticized Loans / Total Loans excluding PPP loans (non-GAAP) 3.27% 2.77% 2.47% 2.57% 2.38% Nonperforming Loans 56,740 50,805 52,242 44,514 55,865 Nonperforming Loans / Total Loans (GAAP) 0.57% 0.51% 0.51% 0.42% 0.50% Nonperforming Loans / Total Loans excluding PPP loans (non-GAAP) 0.57% 0.51% 0.51% 0.42% 0.50% Allowance for Credit Losses on Loans 170,038 164,171 166,468 166,131 174,356 ACL / Total Loans (GAAP) 1.70% 1.64% 1.61% 1.57% 1.57% ACL / Total Loans excluding PPP loans (non-GAAP) 1.71% 1.65% 1.62% 1.57% 1.57%

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans, continued 44 $ in thousands Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Total average loans (GAAP) 10,017,742$ 9,948,610$ 10,108,511$ 10,477,036$ 10,829,137$ Less: Average PPP loans 126,870 62,726 39,506 7,863 6,647 Adjusted total average loans (non-GAAP) 9,890,872$ 9,885,884$ 10,069,005$ 10,469,173$ 10,822,490$ Total assets (GAAP) 16,155,550$ 16,810,311$ 16,863,757$ 16,618,101$ 16,471,099$ Less: PPP loans 67,462 58,391 8,382 7,383 5,476 Adjusted total assets (non-GAAP) 16,088,088$ 16,751,920$ 16,855,375$ 16,610,718$ 16,465,623$ Nonperforming Assets 61,445 53,345 54,304 47,321 58,277 Nonperforming Assets / Total Assets (GAAP) 0.38% 0.32% 0.32% 0.28% 0.35% Nonperforming Assets / Total Assets excluding PPP loans (non-GAAP) 0.38% 0.32% 0.32% 0.28% 0.35% Net charge-offs 1,116 5,367 851 2,337 1,575 Annualized Net charge-offs / Average Loans (GAAP) 0.04% 0.21% 0.03% 0.09% 0.06% Annualized Net charge-offs / Average Loans excluding PPP loans (non-GAAP) 0.04% 0.22% 0.03% 0.09% 0.06%

Investor Inquiries 45 C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer